UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): August 19, 2010

PRIMERICA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34680	27-1204330
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3120 Breckinridge Blvd.

Duluth, Georgia 30099

(Address of Principal Executive Offices)

(770) 381-1000

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Primerica, Inc. (the “Company”) entered into an Employment Agreement with each of its Co-Chief Executive Officers, Mr. D. Richard Williams (“Mr. R. Williams”) and Mr. John A. Addison, Jr. (each, a “Co-CEO” and, together, the “Co-CEOs”), effective August 19, 2010 (each, a “Co-CEO Employment Agreement” and, together, the “Co-CEO Employment Agreements”). Also, effective August 19, 2010, the Company entered into an Employment Agreement (each, an “NEO Employment Agreement” and, together, the “NEO Employment Agreements”) with Mr. Peter W. Schneider, the Company’s Executive Vice President, General Counsel, Corporate Secretary and Chief Administrative Officer; Mr. Glenn J. Williams, the Company’s President (“Mr. G. Williams”); Ms. Alison S. Rand, the Company’s Executive Vice President and Chief Financial Officer; and Mr. Gregory C. Pitts, the Company’s Executive Vice President and Chief Operating Officer (each, an “NEO” and, together, the “NEOs”). The material terms and conditions of the Co-CEO Employment Agreements and the NEO Employment Agreements (together, the “Employment Agreements”) are set forth below. Except as otherwise indicated, each of the Employment Agreements contains the same material terms and conditions.

Positions and Employment Period. Pursuant to their respective Co-CEO Employment Agreements, Mr. R. Williams has been appointed Chairman of the Board of Directors of the Company (the “Board”), Mr. Addison has been appointed Chairman of Primerica Distribution, and both Messrs. R. Williams and Addison shall continue to serve as Co-CEOs and shall continue to be nominated to serve on the Board.

Pursuant to their respective NEO Employment Agreements, (i) Mr. Schneider shall continue to serve as the Company’s Executive Vice President, General Counsel and Chief Administrative Officer; (ii) Mr. G. Williams shall continue to serve as the Company’s President; (iii) Ms. Rand shall continue to serve as the Company’s Executive Vice President and Chief Financial Officer; and (iv) Mr. Pitts shall continue to serve as the Company’s Executive Vice President and Chief Operating Officer.

The initial term of each Employment Agreement commences on its effective date and ends (i) with respect to each Co-CEO Employment Agreement, on the fifth anniversary of the effective date (the “Co-CEO Initial Term”) and (ii) with respect to each NEO Employment Agreement, on the third anniversary of the effective date (the “NEO Initial Term”). Each Employment Agreement will automatically renew for successive one-year periods, unless the Company or the Co-CEO or the NEO, as applicable (each an “Executive” and, together, the “Executives”), provides 90 days prior written notice that the Employment Agreement will not be renewed.

Base Salary. Each Co-CEO’s annual base salary during the period of his employment shall be no less than $750,000, subject to annual review by the Compensation Committee of the Board (the “Compensation Committee”) for increase pursuant to its normal performance review policies for senior executives. The annual base salary for each NEO shall be $450,000, subject to annual review after the NEO Initial Term by the Compensation Committee pursuant to its normal performance review policies for senior executives and subject to increase or decrease as a result of such review.

Annual Bonus. Each Co-CEO will be eligible to receive an annual bonus upon achieving certain performance targets that shall be established in good faith by the Compensation Committee, with the threshold and target annual bonus amounts being equal to 100% and 200%, respectively, of the

Co-CEO’s annual base salary. Each NEO will be eligible to receive an annual bonus upon achieving certain performance targets that shall be established in good faith by the Compensation Committee, with such NEO’s target annual bonus opportunity to be determined by the Compensation Committee based upon the recommendations of the Co-CEOs. At the Compensation Committee’s discretion, the Company may pay a portion of each annual bonus for any Executive in the form of restricted stock or restricted stock units, subject to certain restrictions.

Long-Term Incentive Awards. Beginning in 2011, each Executive is eligible to receive, in the good faith discretion of the Compensation Committee, annual equity compensation awards granted pursuant to the Company’s long-term incentive compensation arrangements, which awards will be granted based on the performance of both the Executive and the Company and, in the case of the Co-CEOs, will have time-based vesting. Upon the termination of a Co-CEO’s employment (i) by the Company without “Cause” (as defined in the Co-CEO Employment Agreements) or due to the Co-CEO’s disability or the Company’s nonrenewal of the Co-CEO’s Employment Agreement or (ii) by the Co-CEO for “Good Reason” (as defined in the Employment Agreements) or as a result of the Co-CEO’s death, any long-term incentive award granted to the Co-CEO under his Co-CEO Employment Agreement will either vest immediately or continue to vest in accordance with the award’s original vesting schedule, as determined by the Compensation Committee.

Benefits. The Executives will be eligible to participate in the Company’s employee benefit plans and programs applicable to senior executives other than any plans or programs related to severance pay.

Post-Termination Payments.

By the Company For Cause or By the Executive Without Good Reason. If an Executive terminates his or her employment without Good Reason, then the Company shall pay the Executive any accrued but unpaid annual base salary, any accrued but unused vacation pay, any accrued but unpaid annual bonus for the fiscal year prior to the year of termination and any amounts or benefits due to the Executive as of the date of the Executive’s termination under Company plans or programs (together, “Accrued Compensation”). If an Executive is terminated by the Company for Cause (as defined in the Co-CEO Employment Agreements or the NEO Employment Agreements, as applicable), then the Executive shall also be entitled to receive from the Company the Accrued Compensation, except that the Executive will not be entitled to the Executive’s annual bonus for the previous fiscal year of the Company.

In addition, if a Co-CEO’s employment is terminated for Cause (as defined in the Co-CEO Employment Agreements) or without Good Reason (other than as a result of the Co-CEO’s nonrenewal of his Employment Agreement), then the Company shall provide (unless the Co-CEO is terminated for gross misconduct) the Co-CEO, his spouse and his dependents with medical (including vision and dental) benefits under a Company-sponsored plan for a period of 18 months following the date of termination so long as the Co-CEO pays any applicable premiums and is not employed with another employer and covered by an employer-sponsored plan providing substantially equivalent medical benefits. During this 18-month period, the Company will pay to the Co-CEO a monthly amount equal to the premium required to be paid by the Co-CEO for such benefits (the “Co-CEO Extended Benefits”). Furthermore, if a Co-CEO terminates his employment without Good Reason after the Co-CEO Initial Term, or upon written agreement between the Co-CEO and the Company during the Co-CEO Initial Term, then the Co-CEO, his spouse at the time his Employment Agreement is executed (the “Covered Spouse”) and his dependents from his marriage to the Covered Spouse (collectively, the “Covered Persons”) shall be entitled to participate in the Company’s medical

(including vision and dental) plans until the later of the Co-CEO’s death or the death of his Covered Spouse (such coverage, which in all cases is (i) subject to the Co-CEO or his Covered Spouse paying to the Company an amount equal to the fair market value thereof and (ii) secondary to any Medicare benefit for which the Covered Persons are eligible, is hereinafter referred to as the “Ongoing Health Coverage”).

Death or Disability. If an Executive’s employment is terminated as a result of the Executive’s death or disability, then the Company shall pay to the Executive or the Executive’s estate (if termination results from the Executive’s death) the Accrued Compensation and a pro-rated annual bonus (based on actual performance) for the fiscal year of the termination (the “Pro-Rated Bonus”). In the case of termination of a Co-CEO as a result of death or disability, the Company also (i) shall provide to the Co-CEO the Co-CEO Extended Benefits and (ii) under certain circumstances and subject to certain restrictions, shall provide to the Co-CEO (if termination resulted from his disability) and the other Covered Persons the Ongoing Health Coverage. In the case of termination of an NEO as a result of death or disability, the Company also shall provide to the NEO and the NEO’s dependents for a period of 18 months following the date of such termination medical (including vision and dental) benefits and life insurance coverage equal to those that would have been provided to the NEO and to such dependents under a Company-sponsored plan if the NEO’s employment had not been terminated (so long as the NEO pays any applicable premiums and is not employed with another employer and covered by an employer-sponsored plan providing substantially equivalent medical or life insurance benefits). During this 18-month period, the Company will pay to the NEO a monthly amount equal to the premium required to be paid by the NEO for such benefits (the “NEO Extended Benefits”).

By Executive For Good Reason or by the Company Without Cause. If a Co-CEO’s employment is terminated (i) by the Co-CEO for Good Reason or (ii) by the Company for any reason other than Cause (as defined in the Co-CEO Employment Agreements), death or disability, or as a result of the Company’s nonrenewal of the Co-CEO’s Co-CEO Employment Agreement, then, subject to the Co-CEO’s timely execution and delivery of a release of claims against the Company, the Company shall (a) pay to the Co-CEO Accrued Compensation and the Pro-Rated Bonus; (b) pay to the Co-CEO in a lump sum in cash, no later than the 60th day following his termination, an amount equal to two times (2x) the sum of the Co-CEO’s annual base salary and target bonus as of the date of his termination, provided that such amount shall be three times (3x) the sum of his annual base salary and target bonus as of the date of his termination in the event that his termination occurs in anticipation of or during the two-year period following a “Change of Control” (as defined in the Employment Agreements); (c) provide to the Co-CEO the Co-CEO Extended Benefits; and (d) provide to the Co-CEO the Ongoing Health Coverage.

If an NEO’s employment is terminated (i) by the NEO for Good Reason or (ii) by the Company for any reason other than Cause (as defined in the NEO Employment Agreements), death or disability, or as a result of the Company’s nonrenewal of the NEO’s NEO Employment Agreement, then, subject to the NEO’s timely execution and delivery of a release of claims against the Company, the Company shall (A) pay to the NEO Accrued Compensation and the Pro-Rated Bonus; (B) pay to the NEO in a lump sum in cash, no later than the 60th day following the NEO’s termination, an amount equal to one times (1x) the sum of the NEO’s annual base salary and target bonus as of the date of the NEO’s termination, provided that such amount shall be one-point-five times (1.5x) the sum of the NEO’s annual base salary and target bonus as of the date of the NEO’s termination in the event that the NEO’s termination occurs in anticipation of or during the two-year period following a Change of Control; and (C) provide to the NEO the NEO Extended Benefits.

Nonrenewal. If an Executive is terminated as a result of nonrenewal of the Executive’s Employment Agreement, then the Company shall pay to the Executive the Accrued Compensation and Pro-Rated Bonus and provide to the Executive (i) if a Co-CEO, the Co-CEO Extended Benefits and the Ongoing Health Coverage; and (ii) if an NEO, the NEO Extended Benefits.

Restrictive Covenants. Each of the Executives is prohibited from disclosing any confidential information or trade secrets of the Company during the period of the Executive’s employment and for a two-year period following the Executive’s termination, and the Company retains ownership of any work product and inventions developed by the Executive during the period of the Executive’s employment (but each Co-CEO retains the right to use speeches, addresses and presentations made during such period). Additionally, during the period of the Executive’s employment and for an 18-month period following the Executive’s termination, each of the Executives is prohibited from recruiting, except during the period of the Executive’s employment in connection with satisfying the Executive’s duties to the Company, any person who is or was at the any time during the previous six months an employee or representative of the Company or any of its affiliates. Finally, each of the Executives is prohibited from competing with, or soliciting the business of any of the clients or customers (with whom the Executive had material contact during the 12 months prior to termination) of, the Company during the period of the Executive’s employment and for an 18-month period following such termination; provided, however, the 18-month non-competition period shall be reduced to nine months for an Executive whose Employment Agreement is not renewed by the Company. This restriction on competition extends to any business or entity that engages in, or is working to engage in, the network marketing of life, auto or property insurance products, mutual funds, variable annuities or securities similar to those offered by the Company, to the extent operating in the United States, Canada or any other territory in which the Company operates prior to, or on the date of, termination of the Executive’s employment. Notwithstanding the foregoing, being employed by, or providing services to, or holding compensatory equity of, an employer with a business that competes with the Company’s business, standing alone, does not constitute competition by an Executive for purposes of the Executive’s Employment Agreement so long as (a) the employer has more than one discrete and readily distinguishable part of its business and (b) the Executive’s duties are not in a material manner at or involving the part of the business of the employer that competes with the Company’s business.

The foregoing summary of the Employment Agreements is not complete and is qualified in its entirety by reference to the full text of the Employment Agreements, which are filed herewith as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1.	Employment Agreement, dated as of August 19, 2010, between the Company and Mr. D. Richard Williams.

99.2.	Employment Agreement, dated as of August 19, 2010, between the Company and Mr. John A. Addison, Jr.

99.3	Employment Agreement, dated as of August 19, 2010, between the Company and Mr. Peter W. Schneider.

99.4	Employment Agreement, dated as of August 19, 2010, between the Company and Mr. Glenn J. Williams.

99.5	Employment Agreement, dated as of August 19, 2010, between the Company and Ms. Alison S. Rand.

99.6	Employment Agreement, dated as of August 19, 2010, between the Company and Mr. Gregory C. Pitts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2010	PRIMERICA, INC.

/s/ Peter W. Schneider
Peter W. Schneider
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Employment Agreement, dated as of August 19, 2010, between the Company and Mr. D. Richard Williams.

99.2	Employment Agreement, dated as of August 19, 2010, between the Company and Mr. John A. Addison, Jr.

99.3	Employment Agreement, dated as of August 19, 2010, between the Company and Mr. Peter W. Schneider.

99.4	Employment Agreement, dated as of August 19, 2010, between the Company and Mr. Glenn J. Williams.

99.5	Employment Agreement, dated as of August 19, 2010, between the Company and Ms. Alison S. Rand.

99.6	Employment Agreement, dated as of August 19, 2010, between the Company and Mr. Gregory C. Pitts.

8